UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 7, 2022  (September 6, 2022)

EQT CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	001-3551	25-0464690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 553-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	EQT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 6, 2022, EQT Corporation, a Pennsylvania corporation (“EQT” or “Buyer Parent”), and its wholly owned subsidiary, EQT Production Company, a Pennsylvania corporation (the “Buyer” and, together with Buyer Parent, the “EQT Parties”) entered into a Purchase Agreement (the “Purchase Agreement”) with THQ Appalachia I, LLC, a Delaware limited liability company (the “Upstream Seller”), THQ-XcL Holdings I, LLC, a Delaware limited liability company (the “Midstream Seller” and, together with the Upstream Seller, the “Sellers”), and the subsidiaries of the Sellers named on the signature pages thereto (together with the Sellers, the “Tug Hill Parties”) pursuant to which the EQT Parties have agreed to acquire the Sellers’ upstream oil and gas assets and midstream gathering and processing assets through the Buyer’s acquisition of all of the issued and outstanding membership interests of each of THQ Appalachia I Midco, LLC, a Delaware limited liability company, and THQ-XcL Holdings I Midco, LLC, a Delaware limited liability company.

The board of directors of Buyer Parent (the “Board”) has unanimously approved the Purchase Agreement and the transactions contemplated thereby (the “Transaction”).

Under the terms and conditions of the Purchase Agreement, which has an economic effective date of July 1, 2022, the aggregate consideration to be paid to the Sellers in the Transaction will consist of $2.6 billion in cash (the “Cash Consideration”) and 55.0 million shares of Buyer Parent common stock (the “Stock Consideration”), in each case, subject to customary closing adjustments. Pursuant to the Purchase Agreement, no later than two business days following the execution date thereof, the Buyer will deposit $150.0 million (the “Deposit”) into escrow, which will be credited toward the Cash Consideration payable at the closing of the Transaction. If the Purchase Agreement is terminated in accordance with its terms and conditions, the Deposit will be disbursed to the Buyer or the Sellers as provided in the Purchase Agreement, summarized below.

The Purchase Agreement provides that the closing of the Transaction is subject to the satisfaction or waiver of customary closing conditions, including, among others, (a) the accuracy of the representations and warranties of each party (subject to specified materiality standards and customary qualifications), (b) compliance by each party in all material respects with their respective covenants, and (c) the expiration or termination of all waiting periods imposed under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”).

The Sellers and the EQT Parties have made customary representations and warranties in the Purchase Agreement. The Purchase Agreement also contains customary covenants and agreements, including, among others, covenants and agreements relating to (a) the conduct of the Tug Hill Parties’ and the EQT Parties’ businesses during the period between the execution of the Purchase Agreement and closing of the Transaction and (b) the efforts of the parties to cause the Transaction to be completed, including obtaining any required governmental approval and causing any applicable waiting period under the HSR Act to expire or terminate.

The Purchase Agreement also provides for certain termination rights for the Buyer and the Sellers, including, among others (and subject to certain exceptions in each case), (a) by the parties by mutual written consent, (b) by either the Sellers or the Buyer if any governmental authority of competent jurisdiction has issued a final and non-appealable order, decree, judgment or law prohibiting the consummation of the Transaction, (c) by either the Sellers or the Buyer if the Transaction has not closed by December 5, 2022 (the “Outside Date”) (provided that the Outside Date will automatically be extended until December 30, 2022, if the expiration or termination of all waiting periods imposed under the HSR Act has not been obtained by December 5, 2022), (d) by the Sellers if the Buyer has materially breached its obligations under the Purchase Agreement, and (e) by the Buyer if any Seller has materially breached its obligations under the Purchase Agreement. Subject to certain further terms, conditions and exceptions, if the Purchase Agreement is terminated, or is terminable, (i) by the Sellers pursuant to clause (d) above (or if, on the Outside Date, the Sellers could have terminated pursuant to clause (d) above due to certain willful breaches or material misrepresentations by the Buyer Parties), then the Sellers will have the right, at their option, to either (1) terminate the Purchase Agreement and receive the Deposit as liquidated damages as the Sellers’ sole and exclusive remedy or (2) obtain specific performance by the Buyer Parties to consummate the Transaction; or (ii) by the Buyer pursuant to clause (e) above (or if, on the Outside Date, the Buyer could have terminated pursuant to clause (e) above due to certain willful breaches or material misrepresentations by the Sellers), then the Buyer will have the right, at its option, to either (1) terminate the Purchase Agreement and receive a refund of the Deposit in addition to seeking to recover from the Sellers the EQT Parties’ actual, out of-pocket costs, expenses and damages incurred in connection with the Transaction (not to exceed an amount equal to the Deposit), or (2) obtain specific performance by the Sellers to consummate the Transaction. If the Purchase Agreement is terminated by the Sellers or the Buyer other than as described in the previous sentence, then the Buyer will be entitled to the return of the Deposit.

In addition, pursuant to the Purchase Agreement, Buyer Parent has agreed to, subject to and contingent upon the satisfaction and completion of customary director qualification requirements by Wil VanLoh, take all action necessary to facilitate Mr. VanLoh’s appointment to the Board, effective as of the date on which the Transaction closes. Further, pursuant to a registration rights and shareholders’ agreement (the “Registration Rights and Shareholders’ Agreement”) that Buyer Parent has agreed to enter into, upon the closing of the Transaction, with certain affiliates and other transferees of the Sellers who receive all or a part of the Stock Consideration from the Sellers (the “Holders”), until the expiration of the term for which the Buyer Parent’s directors generally shall stand for election at the 2023 annual meeting of shareholders of Buyer Parent, Buyer Parent will agree to take all necessary action to cause Mr. VanLoh or one other director designated by Quantum Energy Partners and its affiliates and reasonably acceptable to Buyer Parent (as applicable, the “Quantum Director”) to be included in a slate of nominees recommended by the Board to the Buyer Parent’s shareholders for election as a director at the 2023 annual meeting of the shareholders of Buyer Parent and to serve as a member of the Board thereafter for the remainder of the term contemplated thereby. Buyer Parent will also agree to use reasonable best efforts to cause the election of the Quantum Director, including recommending the Quantum Director’s election and soliciting proxies in favor of the election of the Quantum Director. The Registration Rights and Shareholders’ Agreement also provides that Buyer Parent will (a) within three business days of the closing of the Transaction, file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-3 registering for resale the shares of Buyer Parent’s common stock received by the Holders from the Sellers as a result of the Transaction and (b) grant certain Holders certain customary demand and piggyback rights with respect to underwritten offerings.

In connection with, and concurrently with the entry into, the Purchase Agreement, Buyer Parent entered into a debt commitment letter dated September 6, 2022 with RBC Capital Markets, LLC, Royal Bank of Canada, PNC Capital Markets LLC, PNC Bank, National Association and Mizuho Bank, Ltd. (the “Banks”), pursuant to which the Banks have committed, subject to satisfaction of standard conditions, to provide Buyer Parent with an unsecured bridge loan facility in an aggregate principal amount of $1.5 billion (the “Bridge Loan Facility”) and an unsecured term loan facility in an aggregate principal amount of $1.0 billion (the “Term Loan Facility”). Buyer Parent currently intends to fund the Cash Consideration and related Transaction fees and expenses with cash on hand, borrowings under its revolving credit facility, borrowings under the Term Loan Facility, through one or more debt capital markets transactions, subject to market conditions and other factors, and, only to the extent necessary, borrowings under the Bridge Loan Facility.

The representations, warranties and covenants contained in the Purchase Agreement have been made solely for the benefit of the parties thereto. In addition, such representations, warranties and covenants (a) have been made only for purposes of the Purchase Agreement, (b) are subject to materiality qualifications contained in the Purchase Agreement which may differ from what may be viewed as material by investors, (c) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement and (d) have been included in the Purchase Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding the parties thereto or their respective businesses. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Purchase Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Buyer Parent’s public disclosures. The Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Buyer Parent that is or will be contained in Buyer Parent’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other documents that Buyer Parent files with the SEC.

The foregoing description of the Purchase Agreement and the Transaction does not purport to be complete, is subject to and is qualified in its entirety by reference to the copy of the Purchase Agreement attached hereto as Exhibit 2.1 and incorporated herein by reference, and the foregoing description of the Registration Rights and Shareholders’ Agreement does not purport to be complete, is subject to and is qualified in its entirety by reference to the form of Registration Rights and Shareholders’ Agreement, which is an exhibit to the Purchase Agreement and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in response to this Item 3.02. The issuance of the Stock Consideration to the Sellers will be completed in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 4(a)(2) thereof as a transaction by an issuer not involving any public offering.

Item 8.01. Other Events.

On September 6, 2022, EQT announced that the Board approved an increase to its share repurchase program (the “Share Repurchase Program”). Pursuant to such increase, EQT is authorized to repurchase up to $2 billion of its outstanding common stock, which is double the original amount of the Share Repurchase Program previously announced on December 14, 2022. The increased share repurchase authority is effective immediately and expires on December 31, 2023. Repurchases under the Share Repurchase Program may be made, from time to time, in amounts and at prices EQT deems appropriate and will be subject to a variety of factors, including the market price of EQT’s common stock, general market and economic conditions, applicable legal requirements and other considerations. The Share Repurchase Program may be suspended, modified or discontinued at any time without prior notice.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Forward-looking statements can be identified by words such as “anticipates,” “believes,” “forecasts,” “plans,” “estimates,” “expects,” “should,” “will” or other similar expressions. Examples of forward-looking statements include, among others, statements relating to financing of the Transaction and closing of the Transaction, including the final purchase price for the Transaction. The forward-looking statements included in this Form 8-K involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. EQT has based these forward-looking statements on current expectations and assumptions about future events, taking into account all information currently available to EQT. While EQT considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond EQT’s control and which include, but are not limited to, volatility of commodity prices; the costs and results of drilling and operations; uncertainties about estimates of reserves, identification of drilling locations and the ability to add proved reserves in the future; the assumptions underlying production forecasts; the quality of technical data; EQT’s ability to appropriately allocate capital and other resources among its strategic opportunities; access to and cost of capital; EQT’s hedging and other financial contracts; inherent hazards and risks normally incidental to drilling for, producing, transporting and storing natural gas, natural gas liquids and oil; cyber security risks; availability and cost of drilling rigs, completion services, equipment, supplies, personnel, oilfield services and water required to execute EQT’s exploration and development plans, including as a result of the COVID-19 pandemic; risks associated with operating primarily in the Appalachian Basin and obtaining a substantial amount of EQT’s midstream services from Equitrans Midstream Corporation; the ability to obtain environmental and other permits and the timing thereof; government regulation or action, including regulations pertaining to methane and other greenhouse gas emissions; negative public perception of the fossil fuels industry; increased consumer demand for alternatives to natural gas; environmental and weather risks, including the possible impacts of climate change; and disruptions to EQT’s business due to acquisitions and other significant transactions. These and other risks and uncertainties are described under Item 1A, “Risk Factors,” of EQT’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 10, 2022, as updated by any subsequent Form 10-Qs, and those set forth in other documents EQT files from time to time with the SEC.

Any forward-looking statement speaks only as of the date on which such statement is made, and EQT does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
2.1*	Purchase Agreement, dated September 6, 2022, by and among THQ Appalachia I, LLC, THQ-XcL Holdings I, LLC, the subsidiaries of the foregoing entities named on the signature pages thereto, EQT Production Company and EQT Corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain annexes, schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. EQT Corporation hereby undertakes to furnish supplemental copies of any of the omitted annexes, schedules and exhibits upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

Date: September 7, 2022	By:	/s/ William E. Jordan
	Name:	William E. Jordan
	Title:	Executive Vice President, General Counsel and Corporate Secretary